UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 22, 2024 (February 15, 2024)

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 15, 2024, subsidiaries (collectively, the “Subsidiaries”) of Clearday, Inc. (“Clearday” or the “Company”) entered into that certain First Amended and Restated Promissory Note (the “First Amended Note”) that modified and amended the previously reported promissory note dated as of March 31, 2023 (the “Original Note”), that was issued in the original face amount of $2,995,547.44, to the following affiliates of Invesque Inc.: (1) MHI-MC San Antonio, LP, a Delaware limited partnership (“MHI San Antonio”); (2) MHI-MC New Braunfels, LP, a Delaware limited partnership (“MHI New Braunfels”); and (3) MHI Little Rock, LP, a Delaware limited partnership (“MHI Little Rock” and together with MHI San Antonio and MHI New Braunfels, individually and collectively, with their respective successors and assigns, “Lender”). The Original Note was issued in connection with the previously reported Lease Transition Agreement, dated as of March 31, 2023 (together with all modifications, amendments, restatements, renewals and/or extensions thereof including that certain First Amendment to Lease Transition Agreement, dated as of July 31, 2023, and that Second Amendment to Lease Transition Agreement, dated as of December 15, 2023, collectively, the “Transition Agreement”) to evidence Borrower’s obligation to pay to Lender (i) the Past Due Lease Amounts, and (ii) the Rent Differential Amount (each as defined in the Transition Agreement). The Subsidiaries are obligated to Lender under the Transition Agreement for certain additional amounts in excess of the Past Due Lease Amounts and the Rent Differential Amount including, without limitation, Critical Expenses Advances (as defined in the Transition Agreement), the amount of which had not yet been ascertained at the time of the Original Note. Such amounts have subsequently been determined and the First Amended Note was issued in replacement of the Original Note to the extent such amounts are actually known by Lender as of the Date of this Note.

The First Amended Note reflects the existing obligations of the Subsidiaries and provides for the increase of the face amount to $3,893,066.18 and continuation of the other terms of the Original Note. The First Amended Note is guaranteed by the Company under the existing guaranty in favor of the Lender as previously reported.

The Company expects to negotiate with the Lender an extension, waiver or modification of the obligations under the First Amended Note. However, there can be no assurance that the Company will be able to consummate any such extension, waiver or modification on acceptable terms or at all.

The foregoing description of our obligations under the First Amended Note is not complete and is qualified in its entirety by reference to the full text of the First Amended Note which is filed as Exhibit 10.1 and is incorporated herein by reference.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risks regarding the Company and its business, generally; risks related to the Company’s ability to correctly estimate and manage its operating expenses and develop its innovate non-acute care businesses and the acceptance of its proposed products and services, including with respect to future financial and operating results; the ability of the Company to protect its intellectual property rights; competitive responses to the Company’s businesses including its innovative non-acute care business; unexpected costs, charges or expenses; regulatory requirements or developments; changes in capital resource requirements; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC and the registration statement regarding the Company’s previously announced merger, that was filed and declared effective. The Company can give no assurance that the actual results will not be materially different than those based on the forward looking statements. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

10.1

First Amended And Restated Promissory Note dated as of February 15, 2024 in the face amount of $3,893,066.18 by MCA Mainstreet Tenant, LLC, MCA Westover Hills Operating Company, LLC, MCA New Braunfels Operating Company, LLC, and Memory Care At Good Shepherd, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

	By:	/s/ James Walesa
	Name:	James Walesa
	Title:	Chief Executive Officer

Dated February 22, 2024